Rule 497(e)

Registration No. 033-11420

1940 Act File No. 811-04993

SUPPLEMENT DATED SEPTEMBER 13, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2019

OF

Nicholas Limited Edition, Inc.

THIS SUPPLEMENT UPDATES THE STATEMENT OF ADDITIONAL INFORMATION.

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE STATEMENT OF ADDITIONAL INFOMARTION FOR FUTURE REFERENCE.

The purpose of this supplement is to notify the shareholders of Nicholas Limited Edition, Inc. (the “Fund”) effective August 1, 2019, Mr. Timothy P. Reiland submitted his bona fide resignation as a Director of the Fund. Accordingly, all references to Mr. Reiland in the Statement of Additional Information are deleted and should be disregarded in their entirety.